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                                    GESTATION
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
                            (SHIPPED MORTGAGE LOANS)

                                     BETWEEN

                MONUMENT MORTGAGE, INC., a California corporation

                                       AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation

                           Dated as of March 23 , 1995

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                                TABLE OF CONTENTS

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     THIS GESTATION  WAREHOUSING CREDIT AND SECURITY AGREEMENT (SHIPPED
MORTGAGE
LOANS),  dated as of  March  23 ,  1995,  between  MONUMENT  MORTGAGE,
INC.,  a
California  corporation  (the  "Company"),  having its principal  office at
3021
Citrus Circle, Suite 150, Walnut Creek, California 94598 and RESIDENTIAL
FUNDING
CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

     WHEREAS, the Lender may from time to time, at its discretion, make one or more advances to the Company (each an "Advance"), each of which Advances will be secured by a first lien single-family residential mortgage loan which has been identified and shipped by the Company to an Investor for purchase; and

     WHEREAS, if the Lender determines to make any such Advances to the Company, the maximum amount of such Advances that would be outstanding at any time would be Ten Million Dollars ($10,000,000); and

     WHEREAS, the Company and the Lender desire to set forth herein the terms and conditions upon which the Lender shall make Advances to the Company;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. DEFINITIONS.

     1.1. Defined Terms. Capitalized terms defined below or elsewhere in this
Agreement (including the Exhibits hereto) shall have the following meanings:

          "Advance"  means a disbursement by the Lender pursuant to Article
2 of
     this  Agreement,   including,  without  limitation,   readvances  of
funds
     previously advanced to the Company and repaid to the Lender.

          "Affiliate" has the meaning set forth in Rule 12b-2 of the General
     Rules and Regulations under the Exchange Act.

          "Agreement"  means this  Gestation  Warehousing  Credit  and
Security
     Agreement (Shipped Mortgage Loans), either as originally executed or as it may from time to time be supplemented, modified or amended.

          "Approved  Custodian" means First Commonwealth  Savings Bank,
Chemical
     Bank, or any other Person which is deemed acceptable to the Lender from time to time in its sole discretion.

          "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations are closed for business.

          "Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

          "Collateral" has the meaning set forth in Section 3.1 hereof.

          "Collateral Documents" means those documents evidencing a Mortgage
     Loan which the Company is required to deliver to the Lender prior to the
     Lender making an advance under the Existing Warehousing Agreement.

          "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan; or (ii) the Fair Market Value of such Mortgage
     Loan; or (b) in the event Pledged Mortgages have been exchanged for Pledged
     Securities, the aggregate Fair Market Value of the Mortgage Loans backing such Pledged Securities.

          "Company" has the meaning set forth in the first paragraph of this
     Agreement.

          "Default" means the occurrence of any event or existence of any condition which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

          "Depository Benefit" shall mean the compensation received by the
     Lender, directly or indirectly, as a result of the Company's maintenance of
     Investable Balances with a Designated Bank.

          "Designated Bank" means any bank(s) designated from time to time by the Lender to be a Designated Bank with whom the Lender has an agreement under which the Lender can receive a Depository Benefit.

          "Eligible  Mortgage  Pool"  means a  Mortgage  Pool for  which
(a) an
     Approved Custodian has issued its initial certification (on the basis of which a Pledged Security is to be issued), (b) there exists a Purchase
     Commitment  covering such Pledged  Security,  and (c) such Pledged
Security
     will be delivered to the Lender.

          "Event of Default" means any of the conditions or events set forth in
     Section 8.1 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Existing Warehousing Advances" means outstanding Warehousing
Advances
     made by the Lender to the Company pursuant to the terms of the Existing
     Warehousing Agreement and evidenced by the Existing Warehousing Note.

          "Existing Warehousing Agreement" means that certain Warehousing
Credit
     and Security Agreement by and between the Company and the Lender, dated
     March 22 , 1995, as such agreement may be or may have been amended, restated, modified or extended from time to time.

          "Existing   Warehousing   Note"  means   collectively   that
certain
     Warehousing Promissory Note and that certain Sublimit Promissory Note, each made by the Company to the order of the  Lender,  and each dated March
22 ,
     1995, as such note notes may be or may have been amended, restated, modified or extended from time to time.

          "Fair  Market  Value"  means at any date with  respect to any
Mortgage
     Loan covered by a valid Purchase Commitment,  the Committed Purchase
Price,
     or in the absence of a valid Purchase Commitment for a Mortgage Loan or the
     related  Mortgage-backed  Security (if such  Mortgage Loan is to be used to
     back  a  Mortgage-backed  Security),  the  market  price  (expressed as  a
     percentage  of the  outstanding  principal  balance)  for  thirty
(30) day
     mandatory future delivery of such Mortgage Loan or Mortgage-backed
Security
     published by  Knight-Ridder,  Inc. on its MoneyCenter  system or, if not so
     published,  the  average  bid  price  (expressed  as a  percentage  of the
     outstanding  principal  balance)  quoted in writing to the Lender as of the
     computation date by any two nationally  recognized  dealers selected by the
     Lender  who at the time are making a market in  similar  Mortgage
Loans or
     Mortgage-backed  Securities,  multiplied, in the case of Mortgage
Loans, by
     the   outstanding   principal   balance   thereof   and,  in  the
case  of
     Mortgage-backed Securities, by the product of the pool factor of such
     Mortgage-backed Security times the face amount of such Mortgage-backed
     Security.

          "FHA" means the Federal Housing Administration and any successor thereto.

          "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

          "FICA" means the Federal Insurance Contributions Act.

          "FIRREA"  means  the  Financial  Institutions  Reform,   Recovery
and
     Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Floating Rate" means a floating rate of interest which is equal to one percent (1.00%) per annum over the LIBOR. The Floating Rate will be adjusted as of the effective date of each change in the LIBOR.

          "FNMA" means the Federal National Mortgage Association and any successor thereto.

          "Funding Bank" means The First National Bank of Chicago or any other bank designated from time to time by the Lender.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the
     American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GNMA" means the Government National Mortgage Association and any successor thereto.

          "Guarantor" means JAMES W. NOACK, JAMES A. UMPHRYES and any such other
     Person that hereafter guarantees all or any portion of the Company's
     Obligations. If more than one Person is named as Guarantor, the term
     Guarantors shall mean each of such Persons and all of them, and the obligations of such Persons shall be joint and several.

          "Guaranty" means a guaranty of all or any portion of the Company's
     Obligations. If more than one Guaranty is executed and delivered to the
     Lender, the term Guaranty" shall mean each of such Guaranties and all of them.

          "HUD" means the Department of Housing and Urban Development and any
     successor thereto.

          "Indemnified  Liabilities"  has the  meaning  set forth in
Article 10
     hereof.

          "Internal  Revenue  Code" means the Internal  Revenue Code of
1986, or
     any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

          "Investable Balances" means all funds of or maintained by the Company and its Subsidiaries in accounts at a Designated Bank, less balances to support float,  activity  charges,  reserve  requirements,  Federal
Deposit
     Insurance Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

          "Investor" means FNMA, FHLMC or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion.

          "Lender" has the meaning set forth in the first paragraph of this
     Agreement.

          "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S.  Dollar London
Interbank
     Offered Rates for one (1) month periods as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Knight-Ridder,  Inc. on its MoneyCenter system.
LIBOR
     shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the
     London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open,  in the Wall Street  Journal in its regular  column  entitled
"Money
     Rates."

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Loan Documents" means this Agreement, the Note, the Guaranties any agreement of the Company relating to Subordinated Debt, and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

          "Mortgage" means a mortgage or deed of trust on improved real property. A Mortgage may be a First Mortgage or a Second Mortgage.

          "Mortgage-backed Securities" means GNMA, FNMA or FHLMC securities that are backed by Mortgage Loans.

          "Mortgage Loan" means any loan evidenced by a Mortgage Note. The term
     "Mortgage  Loan" shall include  First  Mortgage  Loans and Second
Mortgage
     Loans unless the context otherwise requires.

          "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note.

          "Mortgage Pool" means a pool of one or more Pledged Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

          "Note" has the meaning set forth in Section 2.2 hereof.

          "Notices" has the meaning set forth in Article 9 hereof.

          "Obligations"   means  any  and  all  indebtedness,   obligations
and
     liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan
     Documents.

          "Officer's Certificate" means a certificate executed on behalf of the
     Company by its chief financial officer or its treasurer or by such other officer as may be designated herein and substantially in the form of
     Exhibit I-SF attached to the Existing Warehousing Agreement.

          "Participant" has the meaning set forth in Section 12.5 hereof.

          "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "Pledged  Mortgages"  has the  meaning  set  forth in  Section
3.1(a)
     hereof.

          "Pledged  Securities"  has the  meaning  set forth in  Section
3.1(b)
     hereof.

          "Purchase  Commitment"  means  a  written  commitment,   in  form
and
     substance satisfactory to the Lender, issued in favor of the Company by an
     Investor pursuant to which that Investor commits to purchase Mortgage
Loans
     or Mortgage-backed Securities.

          "Release Amount" has the meaning set forth in Section 3.2(g) hereof.

          "Servicing   Contract"  means,   with  respect  to  any  Person,
the
     arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

          "Single-family Mortgage Loan" means a Mortgage Loan secured by a
     Mortgage covering improved real property containing one to four family residences.

          "Stated Maturity Date", should the Lender in its sole discretion make an Advance hereunder, means for all Obligations due under this Agreement, and not earlier paid, the "Warehousing Maturity Date" (as defined in the
     Existing Warehousing Agreement).

          "Statement   Date"  means  the  date  of  the  most  recent
financial
     statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this
     Agreement.

          "Subordinated Debt" means all indebtedness of the Company, for borrowed money, which is, by its terms (which terms shall have been approved by the Lender), effectively subordinated in right of payment to all other present and future Obligations, and all indebtedness of the
     Company which is required to be  subordinated  by the Existing
Warehousing
     Agreement.

          "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that
     Person or a combination thereof.

          "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the
     Collateral to the Company for correction or completion.

          "VA" means the Department of Veterans Administration and any successor thereto.

     1.2. Other Definitional Provisions.

          1.2(a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

          1.2(b) Defined terms may be used in the singular or the plural, as the context requires.

          1.2(c) All references to time of day shall mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.     THE CREDIT.

     2.1. Funding of Advances.

          2.1(a) The Lender may from time to time and in its sole discretion, choose to make Advances to the Company by causing the proceeds of each such
     Advance to be applied to the outstanding principal balance of the Existing
     Warehousing Note. If any such Advances are made hereunder, each such
     Advance will be made at a time when a Mortgage Loan pledged to the Lender under the Existing Warehousing Agreement is shipped to an Investor for purchase or to an Approved  Custodian for inclusion in an Eligible
Mortgage
     Pool. Upon each Advance, each such Mortgage Loan shall be pledged hereunder to secure the Note. The Lender's records regarding which Mortgage
Loans are
     pledged to secure the Note shall be binding upon the Company.  All
Advances
     under this Agreement shall constitute a single indebtedness, and all of the
     Collateral  shall be security for the Note, the Existing  Warehousing
Note
     and for the performance of all the Obligations.

          2.1(b) The Company shall hold in trust for the Lender, and the Company shall deliver to the Lender promptly upon request of the Lender, any documents relating to a Pledged Mortgage which are customarily desired for inspection  or transfer  incidental to the purchase of any Mortgage
Note by
     an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

     2.2. Note. The Company's Obligations shall be evidenced by the promissory note (the Motes) of the Company dated as of the date hereof substantially in the form of Exhibit A attached hereto. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are hereby incorporated herein.

     2.3. Interest.

          2.3(a) The unpaid principal amount of each Advance hereunder shall bear interest from the date of such Advance until paid in full at the
     Floating Rate.

          2.3(b) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period. Such interest shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the date of this
     Agreement, and on the Stated Maturity Date, or, if earlier, on the date to which the maturity of an Advance is accelerated pursuant to the provisions of this Agreement.

          2.3(c) Any Obligations not paid when due (whether at the Stated
     Maturity Date, upon acceleration following the occurrence of an Event of
     Default or otherwise) shall bear interest, from the date due until paid in full, at a per annum rate of interest equal to the Floating Rate plus four percent (4%) (the "Default Rate"), said interest to be payable on demand of the Lender.

     2.4. Principal Payments.

          2.4(a) The outstanding principal amount of all Advances shall be payable in full upon the Stated Maturity Date.

          2.4(b) The Company shall have the right to prepay the outstanding
     Advances in whole or in part, from time to time, without premium or penalty.

          2.4(c) All payments of outstanding Advances from the proceeds of the sale or other disposition of Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account to be
     applied against the Obligations.

          2.4(d) The Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the amount of any outstanding Advance against a specific
     Pledged Mortgage, upon the earliest occurrence of any of the following events:

                    (1) One hundred eighty (180) days elapse from the date of
               the Existing Warehousing Advance made by the Lender against such
               Pledged  Mortgage,  whether  or  not  such  Pledged
Mortgage  is
               included in an Eligible Mortgage Pool.

                    (2) Forty-five (45) days elapse from the date the Pledged
               Mortgage was delivered to an Investor for examination and
               purchase, without the purchase being made, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor.

                    (3) Ten (10) Business Days elapse from the date a
Collateral
               Document  was   delivered  to  the  Company  for
correction  or
               completion under a Trust Receipt, without being returned to the
               Lender.

                    (4) The Mortgage Loan is defaulted and remains in default
               for a period of thirty (30) days or more.

                    (5) Three (3) Business Days after the mandatory delivery
               date of the related Purchase  Commitment and the specific
Pledged
               Mortgage was not delivered under the Purchase Commitment prior to such  mandatory  delivery  date,  or the Purchase
Commitment  is
               terminated;  unless in either  case,  such  Pledged
Mortgage  is
               eligible for delivery to an Investor under a comparable
Purchase
               Commitment acceptable to the Lender.

                    (6) Upon sale or other disposition of the Pledged
Mortgage.

                    (7) If the Pledged  Mortgage is included in a Mortgage
Pool,
               then, if the Mortgage Pool is an Eligible Mortgage Pool, upon sale of the Mortgage-backed  Security, or if the Mortgage
Pool is
               not an Eligible Mortgage Pool, within two (2) Business Days after delivery of the Pledged Mortgages to the pool custodian.

          2.4(e)   The   Company   shall   then  give   Notice  to  the
Lender
     (telephonically, to be followed by written notice) of the Pledged
Mortgages
     or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged
     Securities shall be repaid and such Pledged Mortgages or Pledged
Securities
     shall be  considered  to have been  redeemed  from  pledge.  The
Lender is
     entitled to rely upon the Company's affirmation that deposits in the Cash
     Collateral Account represent payment from Investors for the purchase of
     Pledged Mortgages or Pledged Securities as specified by the Company.
In the
     event that the payment from an Investor for the purchase of Pledged
     Mortgages  or  Pledged  Securities  is less than the  outstanding
Advances
     against  such  Pledged  Mortgages or the  Mortgage  Loans  backing
Pledged
     Securities, the Lender is authorized to cause the Funding sank to charge the Company~s  account for an amount equal to such deficiency.
Provided no
     Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or Pledged Securities to the
     Company.

     2.5. Method of Making Payments. Except as otherwise specifically-provided herein, all payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

     2.6. Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for miscellaneous charges and expenses incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral.
For the purposes hereof, miscellaneous charges and expenses shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, charges for overnight delivery of Collateral to Investors, and the Funding Bank's service charges. Miscellaneous charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     2.7. Interest Limitation. All agreements between the Company and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Note or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Note and not to the payment of interest thereunder. This provision "hall control every other provision of all agreements between the Company and Lender and shall also be binding upon and available to any subsequent holder of the
Note.

     2.8.  Increased Costs;  Capital  Requirements.  In the event any applicable
law,  order,  regulation  or directive  issued by any  governmental  or monetary
authority,   or  any  change  therein  or  in  the   governmental   or
judicial
interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

          2.8(a) Does or shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Advances made hereunder, or change the basin of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdictions in which the Lender'g principal office is located);

          2.8(b) Does or shall impose,  modify or hold  applicable  any reserve,
     capital   requirement,   special   deposit,   compulsory  loan  or
similar
     requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

          and the result of any of the foregoing is to increase the cost to the
     Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such cage, the Company "hall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amount" receivable or reduced rate of return as determined by the Lender with respect to this Agreement or Advances made hereunder. If the Lender becomes entitled to claim any additional amount" pursuant to this Section, it shall notify the Company of the event by reason of which it has become so entitled and the Company shall pay such amount within fifteen (15) days thereafter. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this
     Section shall survive the payment of all other Obligations and the termination of this Agreement.

3.   COLLATERAL.

     3.1. Grant of Security Interest. As security for the payment of the Note, the Existing Warehousing Note and for the performance of all of the Company's
Obligations, the Company hereby assigns and transfers to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property (the "Collateral"):

          3.1(a) All Mortgage Loans,  including all Mortgage Notes and
Mortgages
     evidencing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder (the pledged
Mortgages").
     3.1(b) All Mortgage-backed Securities which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the
     Lender its agent, bailee or custodian as assignee, or pledged to the
     Lender, or for such purpose are registered by book-entry in the name of the
     Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder (the pledged
Securitiesn).

          3.1(c) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the
     Pledged  Mortgages;  all  guaranties  related  to Pledged  Securities;
all
     Purchase  Commitments held by the Company covering the Pledged
Mortgages or
     the Pledged Securities and all proceeds resulting from the sale thereof to
     Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged
     Mortgages, the Pledged Securities, said FHA commitments or VA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged
     Mortgages.

          3.1(d)  All right,  title and  interest  of the  Company in and to all
     escrow accounts,  documents,  instruments,  files,  surveys, certificates,
     correspondence,   appraisals,   computer  programs,  tapes,  discs,
cards,
     accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Company relating to the Collateral.

          3.1(e) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Company as assigned and pledged to the Lender.

          3.l(f) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the
     Collateral or proceeds thereof.

     3.2. Release of Security Interest in Collateral.

          3.2(a) Pledged Mortgages shall be released from the Lender's security interest  only  against  payment  to the  Lender of the  Release
Amount in
     connection with such Pledged Mortgages.

          3.2(b) If Pledged Mortgages are to be transferred to a pool custodian or to FHLMC for inclusion in a Mortgage Pool, the Lenders security interest in such Pledged Mortgages shall be released only against payment to the
     Lender of the Release Amount in connection with such Pledged
Mortgages.  If
     the Lender's security interest in the Pledged Mortgages comprising the
     Mortgage Pool is not released prior to the issuance of the Mortgace-backed
     Security, then the Mortgage-backed Security, when issued, shall be a
     Pledged Security. The Lenders security interest shall continue in such
     Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

          3.2(c) If Pledged Mortgages are to be transferred to an Approved
     Custodian and are included in an Eligible Mortgage Pool, the Lenders security interest in the Pledged Mortgages comprising the Eligible
Mortgage
     Pool shall be  released  upon the  issuance of the  Pledged  Security.
The
     Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the
     Pledged Mortgages backing such Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

          3.2(d) The Lender shall have the exclusive  right to the
possession of
     the Pledged  Securities or, if the Pledged  Securities are not to be
issued
     in  certificated  form  or  are  to be  issued  in  certificated  form
and
     registered  exclusively with the name of, and held by, a clearing agency or
     its nominee,  shall have the right to have the book entries for the
Pledged
     Securities  issued  in  the  Lenders  name  or the  name  or  names of its
     designees,  and the Lender  shall have the right to cause  delivery of the
     Pledged  Securities  to be  made  to  the  Investor  or  the  book entries
     registered  in the name of the  Investor  or the  Investors  designee only
     against  payment  therefor.  The Company  acknowledges  that the
Lender may
     enter  into  one  or  more  standing   arrangements  with  other
financial
     institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or financial intermediary for the Lender, and the Company agrees upon request of the
     Lender, to execute and deliver to such other financial institutions the
     Company' 9 written concurrence in any such standing arrangements.

          3.2(e) Prior to the occurrence of an Event of Default, the
Company may
     redeem a Pledged  Mortgage or Pledged  Security  from the Lenders security
     interest by  notifying  the Lender of its  intention to redeem such
Pledged
     Mortgage or Pledged Security from pledge and either (a) paying,  or causing
     an Investor to pay, to the Lender,  for  application  to  prepayment of the
     principal  balance of the Note, the Release Amount in connection  with such
     Pledged  Mortgage  or  Pledged  Security,   or  (b)  delivering
substitute
     Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral
     Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Advances .

          3.2(f) Following the occurrence of a Default or Event of Default, the
     Lender may, with no liability to the Company or any Person, continue to release it. security  interest in any Pledged  Mortgage or Pledged
Security
     against payment of the Release Amount in connection with such Pledged
     Mortgage or Pledged Security.

          3.2(g) The Release  Amount in  connection  with any  Pledged
Mortgage
     shall be (i) prior to the occurrence of an Event of Default,  the principal
     amount of the Advances  made against such Pledged  Mortgage,  and (ii)
from
     and after the occurrence and during the continuance of an Event of
Default,
     the Committed  Purchase  Price of such Pledged  Mortgage or, if there is no
     Purchase  Commitment  therefor,   the  amount  paid  to  the  Lender
in  a
     commercially reasonable disposition thereof.

     3.3. Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Collateral then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the
Lender may request, and the Company shall within two (2) Business Days after
Notice by the Lender (a) deliver to the Lender for pledge hereunder additional
Mortgage Loans and/or cash, in aggregate amounts sufficient to cover the difference between the Collateral Value of the Collateral pledged and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Collateral pledged hereunder.

     3.4. Collection and Servicing Rights. So long as no Event of Default shall have occurred and is continuing, the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the
Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the
Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so,
(b) the Company shall, if the Lender 90 requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amount" thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and
(c) all amount" so received and collected by the Lender shall be held by it as part of the Collateral.

     3.5. Return of Collateral at Expiration of Agreement. If (a) this Agreement or the Existing Warehousing Agreement shall have expired or been terminated, and
(b) no Advances, interest or other Obligations shall be outstanding and unpaid hereunder or under the Existing Warehousing Agreement, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the Company at the Company's expense. The receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the
Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

4.   CONDITIONS PRECEDENT.

     4.1. Initial Advance. As a condition precedent to the Lender making an initial Advance under this Agreement, the Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

          4.1(a) The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

               (1) The Note and this Agreement duly executed by the Company.

               (2) An original resolution of the board of directors of the
          Company, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this
          Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Company pursuant to this Agreement.

               (3) The Guaranties, in the form attached hereto as Exhibit B.
          duly executed by the Guarantors.

               (4) Evidence that all accounts necessary into which Advances will
          be funded and  proceeds  from the sale or  disposition  of the
Pledged
          Mortgages  and  Pledged   Securities   will  be  deposited  have
been
          established at the Funding Bank.

     4.2. Each Advance. The making of the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

          4.2(a) The representations and warranties of the Company contained in
     Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

          4.2(b) The Company shall have performed all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

          4.2(c) The Guarantor shall have performed all agreements to be performed by the Guarantor under the Guaranty.

          4.2(d) The Company shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

5.   REPRESENTATIONS AND PARTIES.

     The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the making of each Advance, that:

     5.1. Organization: Good Standing; Subsidiaries. The Company and each
Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the
Company or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Company transacts business. The Company has no Subsidiaries except as set forth in the Existing Warehousing Agreement.

     5.2.  Authorization  and  Enforceability.  The  Company  has the
power and
authority to execute, deliver and perform this Agreement, the Note and all other
Loan  Documents  to  which  the  Company  is party  and to make  the borrowings
hereunder.  The Guarantor has the legal capacity to execute, deliver and perform
the Guaranty.  The  execution,  delivery and  performance by the Company of this
Agreement,  the Note and all other Loan  Documents to which the Company is party
and the making of the borrowings  hereunder and  thereunder,  have been duly and
validly authorized by all necessary  corporate action on the part of the
Company
(none of which actions has been modified or rescinded,  and all of which actions
are in full force and effect) and do not and will not  conflict  with or violate
any  provision of law, of any  judgments  binding  upon the  Company,  or of the
articles of incorporation or by-laws of the Company,  conflict with or result in
a breach of or constitute a default or require any consent  under,  or result in
the creation of any Lien upon any  property or assets of the Company  other than
the Lien on the  Collateral  granted  hereunder,  or  result in or  require the
acceleration  of any  indebtedness  of the Company  pursuant  to any agreement,
instrument  or indenture to which the Company is a party or by which the
Company
or its property may be bound or affected. This Agreement, the Note and all other
Loan Documents  contemplated  hereby or thereby  constitute  legal,  valid,
and
binding  obligations  of  the  Company,  or  of  the  Guarantor, respectively,
enforceable  in accordance  with their  respective  terms,  except as limited by
bankruptcy,   insolvency  or  other  such  laws  affecting  the
enforcement  of
creditors' rights.

     5.3. Approvals. The execution and delivery of this Agreement, the Note and all other Loan Documents and the performance of the Company's obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

     5.4. Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole, or would affect the validity or enforceability of this Agreement or the Note.

     5.5. Compliance with Laws. Neither the Company nor any Subsidiary of the
Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole or would affect the validity or enforceability of this Agreement or the Note.

     5.6. Eligibility. The Company is approved and qualified and in good standing as a lender or seller/servicer, as set forth in the Existing
Warehousing Agreement and meets all requirements applicable to its status as such.

     5.7. Place of Business. The principal place of business of the Company is
3021 Citrus Circle,  Suite 150, Walnut Creek,  California  94598.

     5.8. Special Representations Concerning Collateral. The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the making of each Advance, that:

          5.8(a) The Company is the legal and equitable  owner and holder, free
     and clear of all Liens (other than Liens  granted  hereunder  and under the
     Existing Warehousing  Agreement),  of the Pledged Mortgages and the
Pledged
     Securities.   All  Pledged  Mortgages,   Pledged  Securities  and
Purchase
     Commitments have been duly authorized and validly issued to the Company, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

          5.8(b) The Company has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

          5.8(c) Any Mortgage Loan and any related document included in the
     Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Existing Warehousing Advance for such Mortgage Loan, (2) has been made in  compliance  with all  requirements  of the Real Estate
Settlement
     Procedures Act, Equal Credit Opportunity Act, the federal  Truth-In-
Lending
     Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirement" thereof waived, (5) is supported by an underlying appraisal in compliance with the requirements of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable,  with the related
Purchase
     Commitment held by the Company. Each Mortgage Loan has been fully advanced in the face amount thereof and each Mortgage is a first Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or the equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

          5.8(d) No default has occurred and is continuing for more than thirty
     (30) days  under any  Mortgage  Loan  included  in the  Pledged
Mortgages,
     provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Company will promptly notify the Lender.

          5.8(e) The Company has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance or VA guaranty of each Mortgage Loan included in the Pledged Mortgages designated by the
     Company as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect.
     All such FHA insured and VA guaranteed Mortgage Loans comply and will continue to comply in all respects with all applicable requirements for purchase under the FNMA standard form of selling contract for FHA insured and Vet guaranteed loans and any supplement thereto then in effect.

          5.8(f) All fire and casualty policies covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Company and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

          5.8(g) Pledged Mortgages secured by premises located in a special flood hazard area designated as such by the Secretary of HUD are and shall continue to be covered by special flood  insurance under the National
Flood
     Insurance Program.

          5.8 (h) Each FHA insured Mortgage Loan pledged hereunder meets all applicable  governmental  requirements  for such  insurance.  Each
Pledged
     Mortgage, against which an Advance is made on the basis of a Purchase
     Commitment, meets all requirements of such Purchase Commitment. The
Company
     shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency guaranteeing such Mortgage-backed Security.

          5.8(i)  For  Pledged  Mortgages  which  will  be  used  to  back
GNMA
     Mortgage-backed   Securities,   the  Company  has  received   from
GNMA  a
     Confirmation   Notice  or  Confirmation   Notices  for  Request
Additional
     Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of GNMA sufficient to permit the issuance of GNMA Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Company as the
     Mortgage  Loans to be used to back  such GNMA  Mortgage-backed
Securities;
     each such Confirmation Notice is in full force and effect; each of such
     Pledged Mortgages has been assigned by the Company to one of such Pool
     Numbers and a portion of the available GNMA Commitment has been allocated thereto by the Company, in an amount at least equal to such Pledged
     Mortgages; and each such assignment and allocation has been reflected in the books and records of the Company.

     5.9. Servicing. All of the Company's Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

6.   AFFIRMATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as there remain any
Obligations to be paid or performed under this Agreement or under any other
Loan
Document, the Company shall:

     6.1. Payment of Note. Punctually pay or cause to be paid all Obligations payable hereunder and under the Note in accordance with the terms hereof and thereof.

     6.2. Existing Warehousing Agreement Covenants. Comply with each affirmative covenant set forth in Article 6 of the Existing Warehousing Agreement.

     6.3. Use of Proceeds of Advances. Use the proceeds of each Advance solely for the purpose of financing Pledged Mortgages, including the issuance of
Mortgage-backed Securities based thereon.

     6.4. Special Affirmative Covenants Concerning Collateral.

          6.4(a) Warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

          6.4(b)  Service  or  cause  to  be  serviced  all  Mortgage
Loans  in
     accordance with the standard requirements of the issuers of Purchase
     Commitments covering the same and all applicable FHA and VA requirements, including without limitation taking all actions necessary to enforce the obligations of the obligers under such Mortgage Loans. The Company shall service  or  cause  to be  serviced  all  Mortgage  Loans  backing
Pledged
     Securities in accordance with applicable governmental requirements and issuers of Purchase Commitments covering the same. The Company shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage
     Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

          6.4(c) Execute and deliver to the Lender such Uniform  Commercial
Code
     financing statements with respect to the Collateral as the Lender may request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits  intended to be afforded the Lender under this Agreement.
The
     Lender shall have all the rights and remedies of a secured party under the
     Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

          6.4(d) Notify the Lender within two (2) Business Days of any default under, or of the termination of, any Purchase Commitment relating to any
     Pledged Mortgage, Eligible Mortgage Pool or Pledged Security.

          6.4(e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than the expiration thereof.

          6.4(f) Maintain, at its principal office or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by the Company and approved by the Lender, and, upon request, shall make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its
     Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed
     Securities delivered to the Lender as Pledged Securities, Purchase
     Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

7.   NEGATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as there remain any
Obligations to be paid or performed, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

     7.1. Existing Warehousing Agreement Covenants. Breach any negative covenant set forth in Article 7 of the Existing Warehousing Agreement.

     7.2. Special Negative Covenants Concerning Collateral.

          7.2(a) The Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

          7.2(b) The Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

          7.2(c) The Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

8.   DEFAULTS; REMEDIES.

     8.1. Events of Default. The occurrence of any of the following conditions or events shall be an event of default (6 Event of Defaults):

          8.1(a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this
     Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness due the Lender; or

          8.1(b) Failure of the Company to perform or comply with any term or condition applicable to it contained in Section 6.3 of the Existing
     Warehousing Agreement, Sections 6.3 and 6.4 of this Agreement or in any
     Section of Article 7 of the Existing Warehousing Agreement or this
     Agreement; or

          8.1(c) Any of the Company's representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Company in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or

          8.1(d) The Company shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in Subsections 8.1(a), 8.1(b) or 8.1(c) and such default shall not have been remedied or waived within thirty (30) days after receipt of
     Notice from the Lender of such default; or

          8.1(e) The Company shall default in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(b) or 8.1(c) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by the Company of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Company of such default, or (iii) the date the Company should have notified the Lender of such default pursuant to Section ?(c); or

          8.1(f) (1) A court having  jurisdiction  shall enter a decree or order
     for relief in respect of the Company,  any Subsidiary of the Company or any
     Guarantor  in  an  involuntary   case  under  any  applicable
bankruptcy,
     insolvency or other similar law in respect of the Company, any Subsidiary of the Company or any Guarantor now or hereafter in effect, which decree or order is not stayed or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any
     Subsidiary of the Company or any Guarantor has occurred; or any other similar relief shall be granted under any applicable federal or state law;
     or (2) the filing of an involuntary case in respect of the Company, any
     Subsidiary of the Company or any Guarantor under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, any Subsidiary of the Company or of any Guarantor, or over all or a substantial part of their respective property, shall have been entered; or
     the involuntary appointment of an interim receiver, trustee or other custodian of the Company, any Subsidiary of the Company or any Guarantor
     for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company, any Subsidiary of the
     Company or any Guarantor, and the continuance of any such events in
     Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

          8.1(g) The Company or the Guarantor shall purport to disavow its obligations hereunder or under the Guaranty, as the case may be or shall contest the validity or enforceability hereof or of the Guaranty; or

          8.1(h) The Lenders security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lenders approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

          8.1(i) There shall be an Event of Default under the Existing
     Warehousing Agreement.

     8.2. Remedies.

          8.2(a)  Upon the  occurrence  of any  Event of  Default
described  in
     Sections  8.1(e) or 8.1(f),  this  Agreement  shall be  terminated and the
     unpaid  principal  amount of and accrued interest on the Note and all other
     Obligations   shall   automatically   become  due  and   payable,
without
     presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

          8.2(b) Upon the occurrence of any Event of Default, other than those described in Sections 8.1(e) and 8.1(f), the Lender may, by written notice to the Company, terminate this Agreement and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

          8.2(c) Upon the occurrence of any Event of Default, the Lender may also do any of the following:

               (1) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

               (2) Notify all obligers in respect of Collateral that the
          Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such
          Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

               (3) Act, or contract with a third party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations  required in connection  with Servicing
Contracts and
          Purchase Commitments, such third party's fees to be paid by the
          Company.

               (4) Require the Company to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

               (5) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process.

               (6) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

               (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the
          Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Company not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Company agrees that ten (10) days, notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure,  such  Collateral  may again be sold upon  like  notice.
The
          Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

               (8) Proceed against the Company on the Note or against the
          Guarantor under the Guaranty or both.

          8.2(d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Company hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the
     Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a
     Purchase Commitment shall be deemed to have been made in a commercially reasonable manner.

          8.2(e)   The   Company    acknowledges   that   Mortgage   Loans
and
     Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Company waives any right it may have to prior notice of the sale of any Pledged Mortgage or Pledged Security.

          8.2(f) The Company specifically waives and releases (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the
     Collateral or to preserve rights against prior parties.

          8.2(g) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Note.

          8.2(h) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

     8.3. Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the
Collateral shall be applied by the Lender:

     First, to the payment of the costs and expenses of such sale or enforcement of this Agreement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

     Second, to the payment of interest accrued and unpaid on the Note;

     Third, to the payment of any other Obligations due (other than principal and interest) under thin Agreement and the Loan Documents;

     Fourth, to the payment of the outstanding principal balance of the Note;
and

     Fifth,  to the payment of the amounts  due under the  Existing
Warehousing
Note and the Existing Warehousing Agreement, in the order set forth therein; and

     Finally, to the payment to the Company, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Company shall remain liable for any deficiency.

     8.4. Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment a" attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the
Company or in its own name, to endorse all Pledged Mortgages or Pledged
Securities payable to the order of the Company, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged
Security, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged
Securities and to give full discharge for the same.

     8.5. Right of Set-Off. If the Company shall default in the payment of the
Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Company against and on account of the Obligations of the Company under the Note and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.   NOTICES.

     All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices) shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a
Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed on the third Business Day after being deposited in the mails, addressed as follows:

         if to the Company:                 Monument Mortgage, Inc.
                                            3021 Citrus Circle
                                            Suite 150
                                            Walnut Creek, California 94598
                                            Attention: Paul Garrigues,
SVP/CFO
                                            Telecopier No.:

         if to the Lender:                  Residential Funding Corporation
                                            1646 North California Blvd.
                                            Suite 400
                                            Walnut Creek, CA 94596
                                            Attention: Graham Shipman,
                                            Vice President
                                            Telecopier No.: (510) 935-6424

         with a copy to:                    Residential Funding Corporation
                                            8400 Normandale Lake Boulevard
                                            Suite 600
                                            Minneapolis, Minnesota 55437
                                            Attention: Sandra L.  Cakes,
Esq.
                                            Telecopier No.: (612) 832-7190

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY.

     The Company shall: (a) pay all out-of-pocket costs and expenses of the
Lender, including, without limitation, reasonable attorneys, fees, court costs and all other litigation expenses, including, but not limited to, expert witness fees, document copying expenses, exhibit preparation, courier expenses, postage expenses and communication expenses, in connection with the preparation, negotiation, documentation, amendment, enforcement and administration of this
Agreement, the Note, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (b) indemnify, pay, and hold harmless the Lender and any holder of the Note from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; (c) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Note (collectively called the "Indemnities") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Note, or any other Loan
Document  or  any  of the  transactions  contemplated  hereby  or  thereby
(the
"Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Company contained in this Subsection (c) shall survive the expiration or termination of this Agreement and the payment in full of the Note. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.  FINANCIAL INFORMATION.

     All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.  MISCELLANEOUS.

     12.1. Terms Binding Upon Successors: Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Note, and shall be effective so long as there remain any Obligations to be paid or performed.

     12.2.  Assignment.  This Agreement may not be assigned by the Company.
This
Agreement and the Note, along with the Lenders security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any assignee thereof may enforce this Agreement, the
Note and such security interest.

     12.3. Amendments. Except as otherwise provided in this Agreement, this
Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

     12.4. Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws .

     12.5.  Participations.  The Lender  may at any time  sell,  assign or grant
participations  in, or otherwise transfer to any other Person (a n
Participant n
), all or part of the Obligations.  Without limitation of the exclusive right of
the Lender to collect and enforce such Obligations, the Company agrees that each
disposition will give rise to a  debtor-creditor  relationship of the
Company to
the  Participant,  and  the  Company  authorizes  each  Participant,   upon
the
occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Company which may be in the hands of such Participant. The Company authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the
Lender's possession concerning the Company, this Agreement and the Collateral.

     12.6. Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Company, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Company to the Lender, and for the payment of certain fees by the Company to the Lender. The relationship between the Lender and the Company is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand.
The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this
Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of the Lender to the Company, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision for waiver of trial by jury. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

     12.7. Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact get forth herein, but all other covenants, term", conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

     12.8. Operational Reviews. From time to time upon request, the Company shall permit access to its premises and records by the Lender or its representative, for the purpose of conducting a review of the Company's general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Company's business.

     12.9. Consent to Credit References. The Company hereby consents to the disclosure of information regarding the Company and its relationships with the
Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Company at any time upon Notice to the Lender as provided in
Section 9 hereof.

     12.10. Consent to Jurisdiction. The Company hereby agrees that any action or proceeding under the Loan Documents, the Note or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin
County, State District Court or in the United States District Court for the
District of Minnesota at the option of the Lender; and the Company hereby waives any objection to the venue, or any claim as to inconvenient forum, of any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

     12.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     12.12.  Entire  Agreement.  This  Agreement,  the Note and the  other
Loan
Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

     12.13.  WAIVER OF JURY  TRIAL.  AS TO THIS  AGREEMENT  THE  COMPANY
AND THE
LENDER EACH HEREBY (a)  COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY
OF ANY
ISSUE  TRIABLE  OF RIGHT BY A JURY,  AND (b)  WAIVES  ANY RIGHT TO TRIAL BY
JURY
FULLY TO THE  EXTENT  THAT ANY SUCH RIGHT  SHALL NOW OR  HEREAFTER  EXIST.
THIS
WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND
VOLUNTARILY,
BY THE  COMPANY  AND THE  LENDER,  AND THIS  WAIVER  IS  INTENDED  TO
ENCOMPASS
INDIVIDUALLY  EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY
TRIAL
WOULD OTHERWISE ACCRUE. THE LENDER AND THE COMPANY IS EACH HEREBY
AUTHORIZED AND
REQUESTED TO SUBMIT THIS  AGREEMENT TO ANY COURT  HAVING  JURISDICTION
OVER THE
SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE
EVIDENCE OF
THE FOREGOING  WAIVER OF THE RIGHT TO JURY TRIAL.  FURTHER,  THE COMPANY
AND THE
LENDER  EACH  HEREBY  CERTIFIES  THAT NO  REPRESENTATIVE  OR AGENT OF
EITHER THE
COMPANY OR THE LENDER HAS  REPRESENTED,  EXPRESSLY OR  OTHERWISE,  TO ANY
OF THE
UNDERSIGNED  THAT EITHER THE COMPANY OR THE LENDER WILL NOT SEER TO ENFORCE
THIS
WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       MONUMENT MORTGAGE, INC.,
                                       a California corporation


                                       By:
                                         ----------------------------------
                                         Paul R. Garrigues
                                         Its: Senior VP/Chief Financial
Officer


                                       RESIDENTIAL FUNDING CORPORATION,
                                       a Delaware corporation


                                       By:
                                        -----------------------------------
-
                                       Its: Vice President


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )

     On November 29, 1995, before me, a Notary Public  personally  appeared
Paul
R. Garrigues , the Senior VP CFO of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
---
                                    Notary Public
                                    My Commission Expires:
                                                           ----------------
---

(SEAL)


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )

     On November 30, 1995, before me, a Notary Public personally appeared D.
Graham  Shipman,  the Vice  President  of  RESIDENTIAL  FUNDING
CORPORATION,  a
Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
--
                                    Notary Public
                                    My Commission Expires:
                                                          -----------------
--

(SEAL)

                                                                  EXHIBIT A


                                 PROMISSORY NOTE


Date: March 23 , 1995
$10,000,000


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota
55437, or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Gestation Warehousing Credit and
Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual  gestation  warehouse facility in
the  above  amount  and  is the  Note  referred  to in  that  certain
Gestation
Warehousing   Credit  and  Security  Agreement  (Shipped  Mortgage  Loans)
(the
"Agreements)  dated the date hereof  between the Company and the Lender, as the
same may be amended or  supplemented  from time to time,  and is entitled to the
benefits  thereof.   Reference  is  hereby  made  to  the  Agreement
(which  is
incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses .

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                  MONUMENT MORTGAGE, INC.,
                                  a California corporation



                                  By:
                                     --------------------------------------
---

                                  Its:
                                     --------------------------------------
---


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )

     On , before me, a Notary Public personally appeared , the of MONUMENT
MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
--
                                    Notary Public
                                    My Commission Expires:
                                                         ------------------
--

(SEAL)

                                                                   EXHIBIT
B-1

                                    GUARANTY

     THIS GUARANTY, made and entered into as of 23 day of March 1995, by JAMES
W. NOACK (the Guarantor), to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the blenders), having its principal office at 8400 Normandale Lake
Boulevard, Suite 600, Minneapolis, Minnesota 55437.

                                    RECITALS

          A. MONUMENT MORTGAGE,  INC., a California corporation (the
"Company"),
     and the Lender have agreed that the Lender may, in its discretion, from time to time make loans to the Company (each a "Loan") in up to the aggregate principal amount of Ten Million Dollars ($10,000,000) to finance the making and purchasing of Mortgage Loans.

          B. The Loans will be evidenced by a Promissory Note dated of even date herewith from the Company to the Lender, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such Promissory Note (the "Note") and by a
     Gestation Warehousing Credit and Security Agreement of even date herewith, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such agreement
(the
     "Agreements).

          C. The Guarantor is a shareholder and the President of the Company and will derive benefit from the Loans.

          D. In order to induce the Lender to make Loans under the Agreement, to accept the Note and the Agreement, and as additional security for Loans under the Agreement, the Guarantor has agreed to give this Guaranty.

          E. The Lender has refused to make Loans under the Agreement unless this Guaranty is executed by the Guarantor and delivered to Lender.

     NOW,  THEREFORE,  in  consideration  of the  recitals  and  other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is
hereby
acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

     1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms under the Agreement.

     2. The Note and the Agreement are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and all representations and warranties made by the Company therein are, to the best of Guarantor's knowledge, true and correct.

     3.  The  Guarantor  hereby  irrevocably,   unconditionally  and
absolutely
guarantees   to  Lender   the  due  and  prompt   payment,   and  not  just
the
collectibility, of the principal of, and interest and late charges and all other indebtedness, if any, on the Note when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note and the Agreement, whether now existing or hereafter created or arising.

     4. The Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by the Company of all duties, agreements and obligations of the Company contained in the Note and the
Agreement, and the due and prompt payment of all costs incurred, including attorneys' fees, in enforcing the payment and performance of the Note and the
Agreement and this Guaranty (the payment and performance of the items set forth in Paragraphs 2 and 3 of this Guaranty are collectively referred to as the
"Guaranteed Debt").

     5. For the purposes of this Guaranty and notwithstanding anything to the contrary contained herein or in any of the Loan Documents, the Guarantors liability for payment of the Guaranteed Debt shall be limited to the sum of (a)
Five Million Dollars ($5,000,000), (b) interest on such amount from the date demanded until the date paid at the highest rate applicable to any of the
Guaranteed Obligations under the Agreement, and (c) all costs and expenses incurred by the Lender (including reasonable attorneys' fees) in enforcing this
Guaranty, which amount may be comprised of any portion of the Guaranteed Debt, to be determined at the sole discretion of the Lender.

     6. In the event the Company shall at any time fail to pay the Lender any principal of or interest on or other sums constituting any Guaranteed Debt when due, whether by acceleration or otherwise, the Guarantor promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including reasonable attorneys' fees.

     7. Upon occurrence of any Event of Default, all Guaranteed Debt shall at the option of the Lender immediately become due and payable, and in any such event the Guarantor authorizes the Lender, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of the Guarantor, to the payment of such Guaranteed Debt.

     8. The Guarantor does hereby (a) agree to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of payment or performance by the Company; that it shall not be necessary for the
Lender to resort to legal remedies against the Company before proceeding hereunder, nor to take any action against any other person obligated (an
"Obligor") for payment or performance of the Guaranteed Debt or against any
Collateral for the Guaranteed Debt before proceeding against the Guarantor; and that no release of any other guarantor, whether by operation of law or by any act of the Lender, with or without notice to the Guarantor, shall release the
Guarantor; (b) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States; and (c) agree, if the
Guaranteed Debt in not paid in accordance with the terms thereof, to pay, in addition to all principal and interest due, all costs of collection including reasonable attorneys' fees.

     9. The obligations of the Guarantor  hereunder  shall be primary, absolute
and unconditional,  and shall remain in full force and effect without regard to,
and shall  not be  impaired  or  affected  by:  (a) the  genuineness, validity,
regularity, enforceability, amendment or change in the Agreement or the
Note, or
any change in or extension  of the manner,  place or terms of payment of, all or
any portion of the Guaranteed Debt; (b) the taking or failure to take any action
to enforce the Agreement or the Note, or the exercise or failure to exercise any
remedy,  power or privilege  contained therein or available at law or otherwise,
or the waiver by the Lender of any  provisions of the Agreement or the
Note; (c)
any impairment,  modification,  change,  release or 1 imitation in any manner of
the liability of the Company or its estate in  bankruptcy,  or of any remedy for
the enforcement of the Company's liability,  resulting from the operation of any
present  or future  provision  of the  bankruptcy  laws or any other statute or
regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the
Company; (d) the merger or consolidation of the Company, or any sale or transfer
by the  Company  of all or part of its  assets  or  property;  te) any claim the
Guarantor  may  have  against  any  other   Obligor,   including  any
claim  of
contribution;  (f) the  release,  in whole or in part,  of the  Guarantor or any
other  guarantor (if more than one), the Company or any other  Obligor;
(g) any
other action or  circumstance  which (with or without  notice to or knowledge of
the Guarantor) may or might in any manner or to any extent vary the risks of the
Guarantor  hereunder or otherwise  constitute a legal or equitable discharge or
defense,  it being  understood and agreed by the Guarantor that the obligations
under this  Guaranty  shall not be  discharged  except by the full  payment
and
performance of the Guaranteed Debt.

     10. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender.

     11. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the cane may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     12. The Guarantor hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligation" hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the
Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights until the Guaranteed Debt shall have been paid and performed in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.
The Guarantor hereby specifically acknowledges that any subrogation rights which he may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give the Guarantor a defense to a deficiency judgment against the Guarantor. The Guarantor hereby irrevocably waives such defense. The
Guarantor acknowledges that he will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Note and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     13. The Guarantor waives any and all benefits available to sureties and creditors which might otherwise be available to the Guarantor under Section
2809,  2810,  2819, 2839, 2845, 2849, 2850, 2899 and 3433 of the California
Code
of Civil  Procedure,  as amended or remodified from time to time.
Additionally,
the Guarantor waives the right to require the Lender to comply with the provisions of Section 9504 of the California Commercial Code.

     14. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     15. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     16. This  Guaranty  shall be  governed  in all  respects by the laws of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns.

     17. The Guarantor does hereby agree that any action or proceeding under this Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantors address last known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the venue of any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     18. The Guarantor hereby represents and warrants to the Lender as follows:

               (a) Financial Statements. Any financial statements and data which have heretofore been given to the Lender with respect to the Guarantor fairly and accurately represent the financial condition of the
          Guarantor as of the date hereof, and, since the date thereof, there has been no material adverse change in the financial condition of the
          Guarantor. The Guarantor shall promptly deliver to the Lender, or the
          Company in time for the Company to deliver the same to the Lender, all financial statements of the Guarantor required by the Agreement.

               (b) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the Lender may rely on the address stated as being accurate.

               (c) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

               (d) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the Guarantors knowledge contemplated by or against the Guarantor.

               (e) Relationship to the Company. The value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor incurred or arising under this Guaranty. The Guarantor has had full and complete access to the Agreement and the Note and all other loan documents  relating to the  Obligations  and the Guaranteed
Debt, has
          reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the Company on a continuing basis information concerning the Company's financial condition, and is not depending on the Lender to provide such information, now or in the future. The Guarantor agrees that the
          Lender shall not have any obligation to advise or notify the Guarantor or to  provide  the  Guarantor  with  any  data  or  information.
The
          execution and delivery of this Guaranty is not a condition precedent
          (and the Lender has not in any way implied that the execution of this
          Guaranty is a condition precedent) to the Lender's making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

               (f) Litigation. There is not now pending against or affecting the
          Guarantor, nor to the knowledge of the Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition of the Guarantor.

               (g)  Taxes.   The  Guarantor   has  filed  all  federal,
state,
          provincial, county, municipal and other income tax returns required to have been filed by the Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     19. The promises and agreements herein and in any other guaranties of the
Agreement and the Note shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons guaranteeing the
Agreement and the Note herein or in a separate guaranty, and neither the death nor the release of any person or party to this Guaranty or any other guaranties of the Agreement and the Note shall affect or release the joint and several liability of any other person or party to this Guaranty or any other guaranties of the Agreement and the Note. 20. THE GUARANTOR AND THE LENDER
HEREBY (i)
COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF
RIGHT BY
A JURY,  AND (ii) WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT
THAT ANY
SUCH RIGHT SHALL NOW OR HEREAFTER  EXIST.  THIS WAIVER OF RIGHT TO TRIAL BY
JURY
IS SEPARATELY GIVEN,  KNOWINGLY AND VOLUNTARILY,  BY THE GUARANTOR AND,
PURSUANT
TO THE  AGREEMENT,  BY THE LENDER,  AND THIS  WAIVER IS  INTENDED  TO
ENCOMPASS
INDIVIDUALLY  EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY
TRIAL
WOULD OTHERWISE ACCRUE.  THE LENDER IS HEREBY AUTHORIZED AND REQUESTED TO
SUBMIT
THIS WAIVER TO ANY COURT  HAVING  JURISDICTION  OVER THE SUBJECT  MATTER
AND THE
PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING
WAIVER OF
THE  RIGHT TO JURY  TRIAL.  FURTHER,  THE  GUARANTOR  HEREBY  CERTIFIES
THAT NO
REPRESENTATIVE  OR  AGENT OF THE  LENDER  INCLUDING  THE  LENDER'S  COUNSEL
HAS
REPRESENTED,  EXPRESSLY OR OTHERWISE,  TO ANY OF THE UNDERSIGNED THAT THE
LENDER
WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.



                                   ---------------------------------------
                                   JAMES W. NOACK

                                   Address:
                                           -------------------------------
                                   ---------------------------------------
                                   Telephone No.
                                             -----------------------------


STATE OF                            )
                                    ) ss
COUNTY OF                           )

     On , 1995, before me, a Notary Public, personally appeared JAMES W. NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                          ---------------------------------
---
                                          Notary Public
                                          My Commission Expires:
                                                               ------------
---
(SEAL)

                                   EXHIBIT "B"

                          CERTIFICATE AS TO INCUMBENCY


TO:      RESIDENTIAL FUNDING CORPORATION

     I hereby certify to you that I am the duly elected and qualified Secretary of MONUMENT MORTGAGE, INC., a California corporation ("Company"), and that, as such, I am authorized to execute this Certificate on behalf of the Company. I further certify that the persons named below are duly elected, qualified and acting officers of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures set forth opposite their names are their true and genuine signatures:

Name                                Title                         Signature

SEE EXHIBIT "E" ON FILE WITH MONUMENT:3/17/95.

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



EXHIBIT B-2

                                    GUARANTY

     THIS GUARANTY, made and entered into as of 23 day of March 1995, by JAMES
A. UMPHRYES (the "Guarantor"), to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake
Boulevard, Suite 600, Minneapolis, Minnesota 55437.

                                    RECITALS

     A.   MONUMENT MORTGAGE, INC., a California corporation (the
"Company"), and
          the Lender have agreed that the Lender may, in its discretion, from time to time make loans to the Company (each a Loan n ) in up to the aggregate  principal  amount of Ten Million Dollars
($10,000,000)  to
          finance the making and purchasing of Mortgage Loans.

     B. The Loans will be evidenced by a Promissory Note dated of even date herewith from the Company to the Lender, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such Promissory Note
(the
          "Note") and by a Gestation  Warehousing  Credit and Security
Agreement
          of even date herewith, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such agreement (the "Agreement").

     C. The Guarantor is a shareholder and the Executive Vice President of the
          Company and will derive benefit from the Loans.

     D. In order to induce the Lender to make Loans under the Agreement, to accept the Note and the Agreement, and as additional security for
          Loans under the Agreement, the Guarantor has agreed to give this
          Guaranty.

     E. The Lender has refused to make Loans under the Agreement unless this
          Guaranty is executed by the Guarantor and delivered to Lender.

     NOW,  THEREFORE,  in  consideration  of the  recitals  and  other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is
hereby
acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

     1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms under the Agreement.

     2. The Note and the Agreement are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and all representations and warranties made by the Company therein are, to the best of Guarantor's knowledge, true and correct.

     3.  The  Guarantor  hereby  irrevocably,   unconditionally  and
absolutely
guarantees   to  Lender   the  due  and  prompt   payment,   and  not  just
the
collectibility, of the principal of, and interest and late charges and all other indebtedness, if any, on the Note when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note and the Agreement, whether now existing or hereafter created or arising.

     4. The Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by the Company of all duties, agreements and obligations of the Company contained in the Note and the
Agreement, and the due and prompt payment of all costs incurred, including attorneys' fees, in enforcing the payment and performance of the Note and the
Agreement and this Guaranty (the payment and performance of the items set forth in Paragraphs 2 and 3 of this Guaranty are collectively referred to as the
Guaranteed Debts).

     5. For the purposes of this Guaranty and notwithstanding anything to the contrary contained herein or in any of the Loan Documents, the Guarantors liability for payment of the Guaranteed Debt shall be limited to the sum of (a)
Five Million Dollars ($5,000,000), (b) interest on such amount from the date demanded until the date paid at the highest rate applicable to any of the
Guaranteed Obligations under the Agreement, and (c) all costs and expenses incurred by the Lender (including reasonable attorneys' fees) in enforcing this
Guaranty, which amount may be comprised of any portion of the Guaranteed Debt, to be determined at the sole discretion of the Lender.

     6. In the event the Company shall at any time fail to pay the Lender any principal of or interest on or other sums constituting any Guaranteed Debt when due, whether by acceleration or otherwise, the Guarantor promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including reasonable attorneys' fees.

     7. Upon occurrence of any Event of Default, all Guaranteed Debt shall at the option of the Lender immediately become due and payable, and in any such event the Guarantor authorizes the Lender, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of the Guarantor, to the payment of such Guaranteed Debt.

     8. The Guarantor does hereby (a) agree to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of payment or performance by the Company; that it shall not be necessary for the
Lender to resort to legal remedies against the Company before proceeding hereunder, nor to take any action against any other person obligated (an
"Obligor") for payment or performance of the Guaranteed Debt or against any
Collateral for the Guaranteed Debt before proceeding against the Guarantor; and that no release of any other guarantor, whether by operation of law or by any act of the Lender, with or without notice to the Guarantor, shall release the
Guarantor; (b) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States; and (c) agree, if the
Guaranteed Debt is not paid in accordance with the terms thereof, to pay, in addition to all principal and interest due, all costs of collection including reasonable attorneys' fees.

     9. The obligations of the Guarantor  hereunder  shall be primary, absolute
and unconditional,  and shall remain in full force and effect without regard to,
and shall  not be  impaired  or  affected  by:  (a) the  genuineness, validity,
regularity, enforceability, amendment or change in the Agreement or the
Note, or
any change in or extension  of the manner,  place or terms of payment of, all or
any portion of the Guaranteed Debt; (b) the taking or failure to take any action
to enforce the Agreement or the Note, or the exercise or failure to exercise any
remedy,  power or privilege  contained therein or available at law or otherwise,
or the waiver by the Lender of any  provisions of the Agreement or the
Note; (c)
any impairment, modification, change, release or limitation in any manner of the
liability of the Company or its estate in  bankruptcy,  or of any remedy for the
enforcement  of the  Company's  liability,  resulting  from the operation of any
present  or future  provision  of the  bankruptcy  laws or any other statute or
regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the
Company; (d) the merger or consolidation of the Company, or any sale or transfer
by the  Company  of all or part of its  assets  or  property;  (e) any claim the
Guarantor  may  have  against  any  other   Obligor,   including  any
claim  of
contribution;  (f) the  release,  in whole or in part,  of the  Guarantor or any
other  guarantor (if more than one), the Company or any other  Obligor;
(g) any
other action or  circumstance  which (with or without  notice to or knowledge of
the Guarantor) may or might in any manner or to any extent vary the risks of the
Guarantor  hereunder or otherwise  constitute a legal or equitable discharge or
defense,  it being  understood and agreed by the Guarantor that the obligations
under this  Guaranty  shall not be  discharged  except by the full  payment
and
performance of the Guaranteed Debt.

     10. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender.

     11. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the cane may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     12. The Guarantor hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor' g obligations hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the
Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights until the Guaranteed Debt shall have been paid and performed in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.
The Guarantor hereby specifically acknowledges that any subrogation rights which he may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give the Guarantor a defense to a deficiency judgment against the Guarantor. The Guarantor hereby irrevocably waives such defense. The
Guarantor acknowledges that he will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Note and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     13. The Guarantor waives any and all benefits available to sureties and creditors which might otherwise be available to the Guarantor under Section
2809,  2810,  2819, 2839, 2845, 2849, 2850, 2899 and 3433 of the California
Code
of Civil  Procedure,  as amended or remodified from time to time.
Additionally,
the Guarantor waives the right to require the Lender to comply with the provisions of Section 9504 of the California Commercial Code.

     14. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     15. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     16. This  Guaranty  shall be  governed  in all  respects by the laws of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns .

     17. The Guarantor does hereby agree that any action or proceeding under this Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address lest known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the venue of any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     18. The Guarantor hereby represents and warrants to the Lender as follows:

     (a) Financial Statements. Any financial statements and data which have heretofore been given to the Lender with respect to the Guarantor fairly and accurately represent the financial condition of the
          Guarantor as of the date hereof, and, since the date thereof, there has been no material adverse change in the financial condition of the
          Guarantor. The Guarantor shall promptly deliver to the Lender, or the
          Company in time for the Company to deliver the same to the Lender, all financial statements of the Guarantor required by the Agreement.

     (b) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the Lender may rely on the address stated as being accurate.

     (c) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

     (d) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the Guarantor's knowledge contemplated by or against the Guarantor.

     (e) Relationship to the Company. The value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor incurred or arising under this Guaranty. The Guarantor has had full and complete access to the Agreement and the Note and all other loan documents relating to the Obligations and the Guaranteed Debt, hag reviewed them and is fully aware of the meaning  and effect of their  contents.
The
          Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the Company on a continuing basis information concerning the Company's financial condition, and is not depending on the Lender to provide such information, now or in the future. The Guarantor agrees that the
          Lender shall not have any obligation to advise or notify the Guarantor or to  provide  the  Guarantor  with  any  data  or  information.
The
          execution and delivery of this Guaranty is not a condition precedent
          (and the Lender has not in any way implied that the execution of this
          Guaranty is a condition precedent) to the Lender's making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

     (f) Litigation. There is not now pending against or affecting the
          Guarantor, nor to the knowledge of the Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition of the Guarantor.

     (g) Taxes. The Guarantor hag filed all federal, state, provincial, county, municipal and other income tax returns required to have been filed by the Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     19. The promises and agreements herein and in any other guaranties of the
Agreement and the Note shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons guaranteeing the
Agreement and the Note herein or in a separate guaranty, and neither the death nor the release of any person or party to this Guaranty or any other guaranties of the Agreement and the Note shall affect or release the joint and several liability of any other person or party to this Guaranty or any other guaranties of the Agreement and the Note. 20. THE GUARANTOR AND THE LENDER
HEREBY (i)
COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF
RIGHT BY
A JURY,  AND (ii) WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT
THAT ANY
SUCH RIGHT SHALL NOW OR HEREAFTER  EXIST.  THIS WAIVER OF RIGHT TO TRIAL BY
JURY
IS SEPARATELY GIVEN,  KNOWINGLY AND VOLUNTARILY,  BY THE GUARANTOR AND,
PURSUANT
TO THE  AGREEMENT,  BY THE LENDER,  AND THIS  WAIVER IS  INTENDED  TO
ENCOMPASS
INDIVIDUALLY  EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY
TRIAL
WOULD OTHERWISE ACCRUE.  THE LENDER IS HEREBY AUTHORIZED AND REQUESTED TO
SUBMIT
THIS WAIVER TO ANY COURT  HAVING  JURISDICTION  OVER THE SUBJECT  MATTER
AND THE
PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING
WAIVER OF
THE  RIGHT TO JURY  TRIAL.  FURTHER,  THE  GUARANTOR  HEREBY  CERTIFIES
THAT NO
REPRESENTATIVE  OR  AGENT OF THE  LENDER  INCLUDING  THE  LENDER'S  COUNSEL
HAS
REPRESENTED,  EXPRESSLY OR OTHERWISE,  TO ANY OF THE UNDERSIGNED THAT THE
LENDER
WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.



                                        -----------------------------------
---
                                        JAMES A. UMPHRYES

                                        Address
                                        -----------------------------------
---
                                        -----------------------------------
---
                                        Telephone No.:
                                                  -------------------------
---


STATE OF                            )
                                    ) ss
COUNTY OF                           )

     On , 1995,  before  me,  a  Notary  Public,  personally  appeared
JAMES A.
HUMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ----------------------------------------
---
                                   Notary Public
                                   My Commission Expires:
                                                       --------------------
---
(SEAL)

EXHIBIT C


                   ADVANCE REQUEST FOR ELIGIBLE MORTGAGE POOL

     Reference is hereby made to that Gestation Warehousing Credit and Security
Agreement (Pooled Mortgage Loans), dated as of March , 1995 (the "Agreement"), by and between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").
Capitalized terms which are used herein and are not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     The Company hereby requests that the Lender make an Advance to the Company for the Eligible Mortgage Pool comprise of the Pledged Mortgages listed on the attached Schedule of Mortgage Loans and against which a Mortgage-backed Security will be issued. Receipt of the following information is a prerequisite to such
Advance.

     Requested  Advance amount for the Eligible  Mortgage Pool (99% of
Committed
     Purchase Price (in dollars)" as set forth below: $
                                                  -------------------------
---

     Identity of Investor:
                         --------------------------------------------------
---

     Information Concerning Eligible Mortgage Pool:

          Issuer of Mortgage-backed Security:
                                             ------------------------------
---

          Pool Number:
                     ------------------------------------------------------
---

          Scheduled delivery and settlement date of Mortgage-
          backed Security:
                         --------------------------------------------------
---

          Total initial principal amount of Pledged Mortgages comprising Eligible Mortgage Pool:

                    $
                    -------------------------------------------------------
---

          Committed Purchase Price (as a percentage):
                                                    -----------------------
--%

          Committed Purchase Price (in dollars): $
                                                  -------------------------
---

     Identity of Approved Custodian:
                                   ----------------------------------------
---

     Attached hereto is a true and correct Schedule of Mortgage Loans included in the Eligible Mortgage Pool (For GNMA: Schedule of Pooled Mortgages HUD Form
11706;  For FNMA:  Schedule  of  Mortgages  FNMA Form 2005 or 2025;  For
FHLMC:
Security Settlement Information and Delivery Authorization FHLMC Form 939).
Such
Mortgage  Loans will  constitute  the Pledged  Mortgages for such  Advance;
the
Eligible Mortgage Pool identified above will constitute the Pledged
Securities;
and the Purchase Commitment referred to above will be included in the Collateral for such Advance.


Dated:
     ----------------------

                            MONUMENT MORTGAGE, INC.,
                            a California corporation


                            By:
                              ------------------------------------------

                            Its:
                              ------------------------------------------

Attachment: Schedule of Mortgage Loans

                           SCHEDULE OF MORTGAGE LOANS

EXHIBIT D

                              FORM FOR PENDING BANK
                                LETTER AGREEMENT
                           (Letterhead of the Company)

                                                             March ___,
1995

The First National Bank of Chicago
One North State Street
Chicago, IL 60602

Gentlemen:

     The undersigned, MONUMENT MORTGAGE, INC. (the "Companyn), hereby authorizes
The First  National  Bank of Chicago (the Funding Bank n) to permit
Residential
Funding Corporation (the "Lender") to debit and access information on the
Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the
Lender in debiting such accounts.

     The Company authorizes the Lender to access account information from time to time for the Company's operating account no. (the "Operating
Accounts) for
the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the
Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the
Request for Advance for the  purposes  permitted in the  Warehousing
Credit and
Security Agreement (Agreements) by and between the Company and the Lender; and
(b) for amounts due and owing to the Lender, including but not limited to principal, interest and fees.

     Upon the termination or expiration of the Agreement, the Company hereby authorizes the Lender to close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transaction" under the Agreement, and the Company directs the Funding Bank to follow the directions of the Lender in closing such accounts. The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.


                              Very truly yours,

                              MONUMENT MORTGAGE, INC.,
                              a California corporation

                              By:
                                 ------------------------------------------

                              Its:
                                 ------------------------------------------

                            CERTIFICATE OF SECRETARY
                                       OF
                             MONUMENT MORTGAGE, INC.

     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the Company), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1. The Articles of Incorporation of the Company and the Bylaws of the
          Company submitted to the Lender in connection with the Warehousing
          Credit and Security Agreement ("Existing Credit Agreement") dated as of March 22 , 1995, by and between RESIDENTIAL FUNDING
CORPORATION,  a
          Delaware corporation (the Blenders), are true and correct copies of the current Articles of Incorporation and Bylaws, and have not been altered, modified or amended and are still in full force and effect.

     2.   The  Certificates  of Good Standing of the Company and the
Certificate
          of the Franchise Tax Board of the State of California for the Company
          submitted  to the  Lender  in  connection  with  the  Existing
Credit
          Agreement,  are true and correct copies of the current
Certificates of
          Good Standing and  Certificate of the Franchise Tax Board of the
State
          of California of the Company, and have not been altered, modified or amended and are still in full force and effect.

     3. The Company is a corporation duly organized, validly existing and in good  standing  under  the  laws  of  the  State  of  California
(the
          jurisdiction where it is incorporated) and has complied with all certifications, filings and requirements necessary to continue as a corporation in the State of California and is qualified to do business as a foreign corporation and in good standing in all jurisdictions where the conduct of its business makes such qualification necessary.

     4. In connection with a Ten Million Dollar ($10,000,000) single family revolving warehouse facility made to the Company by the Lender, the
          Company has the valid power and authority to execute and deliver to the Lender the Promissory Note, the Gestation  Warehousing
Credit and
          Security Agreement (Shipped Mortgage Loans) and such other security documents as required by the Lender.

     5.   The resolutions  attached to this Certificate as Exhibit "A" were duly
          adopted  either:  (a) by  unanimous  written  action  of the
Board of
          Directors  of the  Company;  or  (b) at a  meeting  of  the
Board  of
          Directors of the Company  held on the 8th day of  November,  1995
, at
          which meeting a quorum was present. I am the keeper of the Minute
Book
          of the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     6. The names of the officers of the Company and any other persons authorized to act under the resolutions attached hereto and their official signatures are as shown on the Certificate of Incumbency attached hereto as Exhibit "B".

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company as of this 29th day of November 1995.



                                   ----------------------------------------
--
                                   Secretary

[SEAL]

ACKNOWLEDGED AND AGREED THIS
_____ DAY OF ______________, 1995.

THE FIRST NATIONAL BANK OF CHICAGO


By:
  ---------------------------------

Its:
  ---------------------------------

                                   EXHIBIT "A"

                             MONUMENT MORTGAGE, INC.

                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the "Company"), proposes to borrow from RESIDENTIAL FUNDING CORPORATION, a Delaware corporation
(the "Lender"), a Ten Million Dollar ($10,000,000) single family revolving warehouse facility (the "Loan"); and

     WHEREAS, to evidence the Loan, the Company proposes to execute and deliver the following instruments, each dated as of March ___, 1995, unless otherwise indicated (herein collectively referred to as the "Loan Documents"):

     (a)  A  Promissory  Note  in  the  principal  sum of  Ten  Million
Dollars
          ($10,000,000) payable to the order of Lender; and

     (b)  A  Gestation   Warehousing  Credit  and  Security  Agreement
(Shipped
          Mortgage Loans) evidencing the Loan and creating a security interest in the Collateral defined therein in favor of the Lender;

copies of which have been presented to the Board of Directors of the Company; and

     WHEREAS, the Board of Directors of the Company have determined that it will be in the best interests of the Company for the Company to borrow the Loan.

     RESOLVED, that these resolutions are enacted by the Board of Directors of the Company on their behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall borrow the Loan to be evidenced and secured by the Loan Documents.

     FURTHER RESOLVED, that the Loan Documents in the form presented to the
Board of Directors of the Company are hereby approved and copies thereof are filed in the records of the Company with these Resolutions.

     FURTHER RESOLVED,  that any one (insert minimum number required to sign) of
the following  officers of the Company:  President,  Executive  Vice
President,
Senior Vice President, Vice President, Secretary, Assistant Secretary,
Assistant
Vice  President  (list  titles  of  officers  authorized),   shall  be  and
are
authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver the Loan Documents, and each of them, in the form approved by the Board of Directors of the Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that such officers shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of the Company as may be necessary or desirable to enable the Company to borrow the Loan and to carry out the purpose and intent of the foregoing Resolutions.

     FURTHER RESOLVED, that any one (insert minimum number required to sign) of the following officers of the Company: President, Executive Vice President,
Senior Vice  President,  Vice President,  Assistant Vice  President,
Secretary,
Assistant Secretary (list titles of officers authorized), shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver any loan requests, shipping requests, wire transfer instructions, assignments, security delivery instructions and trust receipts and to endorse notes in the name of the Company, in any form prescribed by the Lender.

     FURTHER RESOLVED, that these Resolutions shall remain in full force and effect and the Lender shall be fully protected in acting thereon until written notice of their change or revocation has been duly given to and received by the
Lender, and the Lender is authorized to accept, and the Secretary of the Company shall from time to time provide, signed certificates of the Secretary setting forth any change of names of officers and other persons authorized to act hereunder on behalf of the Company, which certificates shall become a part of these Resolutions.

                                    GUARANTY

     THIS GUARANTY, made and entered into as of 23 day of March 1995, by JAMES
W. NOACK (the "Guarantor"), to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake
Boulevard, Suite 600, Minneapolis, Minnesota 55437.

                                    RECITALS

     A. MONUMENT MORTGAGE, INC., a California corporation the "Company"), and the Lender have agreed that the Lender may, in its discretion, from time to time make loans to the Company (each a "Loan") in up to the aggregate  principal  amount of Ten Million Dollars
($10,000,000)  to
          finance the making and purchasing of Mortgage Loans.

     B. The Loans will be evidenced by a Promissory Note dated of even date herewith from the Company to the Lender, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such Promissory Note
(the
          "Note") and by a Gestation  Warehousing  Credit and Security
Agreement
          of even date herewith, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such agreement (the "Agreement").

     C. The Guarantor is a shareholder and the President of the Company and will derive benefit from the Loans.

     D. In order to induce the Lender to make Loans under the Agreement, to accept the Note and the Agreement, and as additional security for
          Loans under the Agreement, the Guarantor has agreed to give this
          Guaranty.

     E. The Lender has refused to make Loans under the Agreement unless this
          Guaranty is executed by the Guarantor and delivered to Lender.

     NOW,  THEREFORE,  in  consideration  of the  recitals  and  other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is
hereby
acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

     1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms under the Agreement.

     2. The Note and the Agreement are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and all representations and warranties s de by the Company therein are, to the best of Guarantor's knowledge, true and correct.

     3.  The  Guarantor  hereby  irrevocably,   unconditionally  and
absolutely
guarantees   to  Lender   the  due  and  prompt   payment,   and  not  just
the
collectibility, of the principal of, and interest and late charges and all other indebtedness, if any, on the Note when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note and the Agreement, whether now existing or hereafter created or arising.

     4. The Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by the Company of all duties, agreements and obligations of the Company contained in the Note and the
Agreement, and the due and prompt payment of all costs incurred, including attorneys' fees, in enforcing the payment and performance of the Note and the
Agreement and this Guaranty (the payment and performance of the items set forth in Paragraphs 2 and 3 of this Guaranty are collectively referred to as the
"Guaranteed Debt").

     5. For the purposes of this Guaranty and notwithstanding anything to the contrary contained herein or in any of the Loan Documents, the Guarantors liability for payment of the Guaranteed Debt shall be limited to the sum of (a)
Five Million Dollars ($5,000,000), (b) interest on such amount from the date demanded until the date paid at the highest rate applicable to any of the
Guaranteed Obligations under the Agreement, and (c) all costs and expenses incurred by the Lender (including reasonable attorneys' fees) in enforcing this
Guaranty, which amount may be comprised of any portion of the Guaranteed Debt, to be determined at the sole discretion of the Lender.

     6. In the event the Company shall at any time fail to pay the Lender any principal of or interest on or other sums constituting any Guaranteed Debt when due, whether by acceleration or otherwise, the Guarantor promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including reasonable attorneys' fees.

     7. Upon occurrence of any Event of Default, all Guaranteed Debt shall at the option of the Lender immediately become due and payable, and in any such event the Guarantor authorizes the Lender, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of the Guarantor, to the payment of such Guaranteed Debt.

     8. The Guarantor does hereby (a) agree to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of payment or performance by the Company; that it shall not be necessary for the
Lender to resort to legal remedies against the Company before proceeding hereunder, nor to take any action against any other person obligated (an
Obliger) for payment or performance of the Guaranteed Debt or against any
Collateral for the Guaranteed Debt before proceeding against the Guarantor; and that no release of any other guarantor, whether by operation of law or by any act of the Lender, with or without notice to the Guarantor, shall release the
Guarantor; (b) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States; and (c) agree, if the
Guaranteed Debt is not paid in accordance with the terms thereof, to pay, in addition to all principal and interest due, all costs of collection including reasonable attorneys' fees.

     9. The obligations of the Guarantor  hereunder  shall be primary, absolute
and unconditional,  and shall remain in full force and effect without regard to,
and shall  not be  impaired  or  affected  by:  (a) the  genuineness, validity,
regularity, enforceability, amendment or change in the Agreement or the
Note, or
any change in or extension  of the manner,  place or terms of payment of, all or
any portion of the Guaranteed Debt; (b) the taking or failure to take any action
to enforce the Agreement or the Note, or the exercise or failure to exercise any
remedy,  power or privilege  contained therein or available at law or otherwise,
or the waiver by the Lender of any  provisions of the Agreement or the
Note; (c)
any impairment, modification, change, release or limitation in any manner of the
liability of the Company or its estate in  bankruptcy,  or of any remedy for the
enforcement  of the  Company's  liability,  resulting  from the operation of any
present  or future  provision  of the  bankruptcy  laws or any other statute or
regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the
Company; (d) the merger or consolidation of the Company, or any sale or transfer
by the  Company  of all or part of its  assets  or  property;  (e) any claim the
Guarantor  may  have  against  any  other   Obligor,   including  any
claim  of
contribution;  (f) the  release,  in whole or in part,  of the  Guarantor or any
other  guarantor (if more than one), the Company or any other  Obligor;
(g) any
other action or  circumstance  which (with or without  notice to or knowledge of
the Guarantor) may or might in any manner or to any extent vary the risks of the
Guarantor  hereunder or otherwise  constitute a legal or equitable discharge or
defense,  it being  understood and agreed by the Guarantor that the obligation"
under this  Guaranty  shall not be  discharged  except by the full  payment
and
performance of the Guaranteed Debt.

     10. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender.

     11. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any
Substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     12. The Guarantor hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantors obligation" hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the
Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights until the Guaranteed Debt shall have been paid and performed in full. If any amount
"hall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.
The Guarantor hereby specifically acknowledges that any subrogation rights which he may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give the Guarantor a defense to a deficiency judgment against the Guarantor. The Guarantor hereby irrevocably waives such defense. The
Guarantor acknowledges that he will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Note and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     13. The Guarantor waives any and all benefits available to sureties and creditors which might otherwise be available to the Guarantor under Section
2809,  2810,  2819, 2839, 2845, 2849, 2850, 2899 and 3433 of the California
Code
of Civil  Procedure,  as amended or remodified from time to time.
Additionally,
the Guarantor waives the right to require the Lender to comply with the provisions of Section 9504 of the California Commercial Code.

     14. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     15. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, teems, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     16. This  Guaranty  shall be  governed  in all  respects by the lawn of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns .

     17. The Guarantor does hereby agree that any action or proceeding under this Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address last known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the venue of any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     18. The Guarantor hereby represents and warrants to the Lender as follows:

     (a) Financial Statements. Any financial statements and data which have heretofore been given to the Lender with respect to the Guarantor fairly and accurately represent the financial condition of the
          Guarantor as of the date hereof, and, since the date thereof, there has been no material adverse change in the financial condition of the
          Guarantor. The Guarantor shall promptly deliver to the Lender, or the
          Company in time for the Company to deliver the same to the Lender, all financial statements of the Guarantor required by the Agreement.

     (b) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the Lender may rely on the address stated as being accurate.

     (c) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

     (d) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the Guarantor's knowledge contemplated by or against the Guarantor.

     (e) Relationship to the Company. The value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor incurred or arising under this Guaranty. The Guarantor has had full and complete access to the Agreement and the Note and all other loan documents relating to the Obligations and the Guaranteed Debt, has reviewed them and is fully aware of the meaning  and effect of their  contents.
The
          Guarantor is fully informed of all circumstances which bear upon the rinks of executing this Guaranty and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the Company on a continuing basis information concerning the Company's financial condition, and is not depending on the Lender to provide such information, now or in the future. The Guarantor agrees that the
          Lender shall not have any obligation to advise or notify the Guarantor or to  provide  the  Guarantor  with  any  data  or  information.
The
          execution and delivery of this Guaranty is not a condition precedent
          (and the Lender has not in any way implied that the execution of this
          Guaranty is a condition precedent) to the Lender's making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

     (f) Litigation. There is not now pending against or affecting the
          Guarantor, nor to the knowledge of the Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition of the Guarantor.

     (g) Taxes. The Guarantor has filed all federal, state, provincial, county, municipal and other income tax returns required to have been filed by the Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     19. The promises and agreements herein and in any other guaranties of the
Agreement and the Note shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons guaranteeing the
Agreement and the Note herein or in a separate guaranty, and neither the death nor the release of any person or party to this Guaranty or any other guaranties of the Agreement and the Note shall affect or release the joint and several liability of any other person or party to this Guaranty or any other guaranties of the Agreement and the Note.

     20. THE GUARANTOR AND THE LENDER HEREBY (i) COVENANT AND AGREE NOT TO
ELECT
A TRIAL BY JURY OF ANY  ISSUE  TRIABLE  OF RIGHT BY A JURY,  AND (ii)
WAIVE ANY
RIGHT TO TRIAL BY JURY  FULLY TO THE  EXTENT  THAT ANY SUCH  RIGHT  SHALL
NOW OR
HEREAFTER  EXIST.  THIS  WAIVER OF RIGHT TO TRIAL BY JURY IS  SEPARATELY
GIVEN,
KNOWINGLY AND VOLUNTARILY,  BY THE GUARANTOR AND, PURSUANT TO THE
AGREEMENT,  BY
THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS  INDIVIDUALLY EACH
INSTANCE
AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE
ACCRUE. THE
LENDER IS HEREBY  AUTHORIZED  AND  REQUESTED  TO SUBMIT THIS WAIVER TO ANY
COURT
HAVING  JURISDICTION  OVER THE SUBJECT MATTER AND THE PARTIES  HERETO,  SO
AS TO
SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY
TRIAL.
FURTHER,  THE GUARANTOR HEREBY CERTIFIES THAT NO  REPRESENTATIVE OR AGENT
OF THE
LENDER INCLUDING THE LENDER'S  COUNSEL HAS REPRESENTED,  EXPRESSLY OR
OTHERWISE,
TO ANY OF THE  UNDERSIGNED  THAT THE LEADER WILL NOT SEEK TO ENFORCE THIS
WAIVER
OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.



                                      JAMES W. NOACK

                                      Address:
                                             ------------------------------
---
                                      -------------------------------------
---
                                      Telephone No.
                                             ------------------------------
---


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )

     On November 29, 1995, before me, a Notary Public, personally appeared
JAMES
W. NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                      -------------------------------------
---
                                      Notary Public
                                      My Commission Expires:
                                                            ---------------
---
(SEAL)

                                   EXHIBIT "E"

                          CERTIFICATE AS TO INCUMBENCY

TO:      RESIDENTIAL FUNDING CORPORATION

     I hereby certify to you that I am the duly elected and qualified Secretary of MONUMENT MORTGAGE, INC., a California corporation ("Company") and that, as such, I am authorized to execute this Certificate on behalf of the Company. I further certify that the persons named below are duly elected, qualified and acting officers of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures set forth opposite their names are their true and genuine signatures:



Name                           Title                         Signature

James A. Umphrves              Executive Vice Pres.          --------------
----

James W. Noack                 President                     --------------
----

Paul Garrigues                 Chief Financial Officer       --------------
----
                               Sr. Vice Pres.

Lee Decker                     Sr. Vice Pres.                --------------
----

Robert Kamm                    Sr. Vice Pres.                --------------
----

Jenny Pusich                   Secretary                     --------------
----

Julieann Woodley               Asst. Sec.                    --------------
----

Deshon Chambers                Asst. Sec.                    --------------
----

Jill Lewis                     Asst. Sec.                    --------------
----

Jennifer R. Huntley            Asst. Sec.                    --------------
----

Regina E. Kimura               Asst. Sec.                    --------------
----

Abigail A. Bally               Asst. Sec.                    --------------
----



     You may conclusively rely on this Certificate until formally advised by a like Certificate of any changes herein.

     IN WITNESS WHEREOF, I have hereunto executed this Certificate on this 29th day of November , 1995.



                              ----------------------------------
                              Secretary

                                    GUARANTY

     THIS GUARANTY, made and entered into as of 23 day of March 1995, by JAMES
A. UMPHRYES (the "Guarantor"), to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake
Boulevard, Suite 600, Minneapolis, Minnesota 55437.

                                    RECITALS

     A.   MONUMENT MORTGAGE, INC., a California corporation (the
"Company"), and
          the Lender have agreed that the Lender may, in its discretion, from time to time make loans to the Company (each a "Loan") in up to the aggregate  principal  amount of Ten Million Dollars
($10,000,000)  to
          finance the making and purchasing of Mortgage Loans.

     B.   The Loans will be evidenced  by a  Promissory  Note dated of even date
          herewith  from the Company to the Lender,  as the same may be amended,
          supplemented  or  from  time  to  time,  including  any  executed
and
          delivered  in  renewal,  extension,   rearrangement  or
otherwise  in
          replacement of such Promissory Note (the "Note") and by a Gestation
          Warehousing Credit and Security Agreement of even date herewith, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such agreement (the "Agreement").

     C. The Guarantor is a shareholder and the Executive Vice President of the
          Company and will derive benefit from the Loans.

     D. In order to induce the Lender to make Loans under the Agreement, to accept the Note and the Agreement, and as additional security for
          Loans under the Agreement, the Guarantor has agreed to give this
          Guaranty.

     E. The Lender hag refused to make Loans under the Agreement unless this
          Guaranty is executed by the Guarantor and delivered to Lender.

     NOW,  THEREFORE,  in  consideration  of the  recitals  and  other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is
hereby
acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

     1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms under the Agreement.

     2. The Note and the Agreement are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and all representations and warranties made by the Company therein are, to the best of Guarantor's knowledge, true and correct.

     3.  The  Guarantor  hereby  irrevocably,   unconditionally  and
absolutely
guarantees   to  Lender   the  due  and  prompt   payment,   and  not  just
the
collectibility, of the principal of, and interest and late charges and all other indebtedness, if any, on the Note when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note and the Agreement, whether now existing or hereafter created or arising.

     4. The Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by the Company of all duties, agreements and obligations of the Company contained in the Note and the
Agreement, and the due and prompt payment of all costs incurred, including attorneys' fees, in enforcing the payment and performance of the Note and the
Agreement and this Guaranty (the payment and performance of the items set forth in Paragraphs 2 and 3 of this Guaranty are collectively referred to as the
"Guaranteed Debt").

     5. For the purposes of this Guaranty and notwithstanding anything to the contrary contained herein or in any of the Loan Documents, the Guarantors liability for payment of the Guaranteed Debt shall be limited to the sum of (a)
Five Million Dollars ($5,000,000), (b) interest on such amount from the date demanded until the date paid at the highest rate applicable to any of the
Guaranteed Obligations under the Agreement, and (c) all costs and expenses incurred by the Lender (including reasonable attorneys' fees) in enforcing this
Guaranty, which amount may be comprised of any portion of the Guaranteed Debt, to be determined at the sole discretion of the Lender.

     6. In the event the Company shall at any time fail to pay the Lender any principal of or interest on or other sums constituting any Guaranteed Debt when due, whether by acceleration or otherwise, the Guarantor promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including reasonable attorneys' fees.

     7. Upon occurrence of any Event of Default, all Guaranteed Debt shall at the option of the Lender immediately become due and payable, and in any such event the Guarantor authorizes the Lender, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of the Guarantor, to the payment of such Guaranteed Debt.

     8. The Guarantor does hereby (a) agree to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of payment or performance by the Company; that it shall not be necessary for the
Lender to resort to legal remedies against the Company before proceeding hereunder, nor to take any action against any other person obligated (an
"Obligor") for payment or performance of the Guaranteed Debt or against any
Collateral for the Guaranteed Debt before proceeding against the Guarantor; and that no release of any other guarantor, whether by operation of law or by any act of the Lender, with or without notice to the Guarantor, shall release the
Guarantor; (b) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States; and (c) agree, if the
Guaranteed Debt is not paid in accordance with the terms thereof, to pay, in addition to all principal and interest due, all costs of collection including reasonable attorneys' fees.

     9. The obligations of the Guarantor  hereunder  shall be primary, absolute
and unconditional,  and shall remain in full force and effect without regard to,
and shall  not be  impaired  or  affected  by:  (a) the  genuineness, validity,
regularity, enforceability, amendment or change in the Agreement or the
Note, or
any change in or extension  of the manner,  place or terms of payment of, all or
any portion of the Guaranteed Debt; (b) the taking or failure to take any action
to enforce the Agreement or the Note, or the exercise or failure to exercise any
remedy,  power or privilege  contained therein or available at law or otherwise,
or the waiver by the Lender of any  provisions of the Agreement or the
Note; (c)
any impairment, modification, change, release or limitation in any manner of the
liability of the Company or its estate in  bankruptcy,  or of any remedy for the
enforcement  of the  Company's  liability,  resulting  from the operation of any
present  or future  provision  of the  bankruptcy  laws or any other statute or
regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the
Company; (d) the merger or consolidation of the Company, or any sale or transfer
by the  Company  of all or part of its  assets  or  property;  (e) any claim the
Guarantor  may  have  against  any  other   Obligor,   including  any
claim  of
contribution;  (f) the  release,  in whole or in part,  of the  Guarantor or any
other  guarantor (if more than one), the Company or any other  Obligor;
(g) any
other action or  circumstance  which (with or without  notice to or knowledge of
the Guarantor) may or might in any manner or to any extent vary the risks of the
Guarantor  hereunder or otherwise  constitute a legal or equitable discharge or
defense,  it being  understood and agreed by the Guarantor that the obligations
under this  Guaranty  shall not be  discharged  except by the full  payment
and
performance of the Guaranteed Debt.

     10. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender.

     11. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     12. The Guarantor hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantors obligations hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the
Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights until the Guaranteed Debt shall have been paid and performed in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.
The Guarantor hereby specifically acknowledges that any subrogation rights which he may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give the Guarantor a defense to a deficiency judgment against the Guarantor. The Guarantor hereby irrevocably waives such defense. The
Guarantor acknowledges that he will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Note and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     13. The Guarantor waives any and all benefits available to sureties and creditors which might otherwise be available to the Guarantor under Section
2309,  2810,  2819, 2839, 2845, 2849, 2850, 2899 and 3433 of the California
Code
of Civil  Procedure,  as amended or recodified from time to time.
Additionally,
the Guarantor waives the right to require the Lender to comply with the provisions of Section 9504 of the California Commercial Code.

     14. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     15. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     16. This  Guaranty  shall be  governed  in all  respects by the laws of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns.

     17. The Guarantor does hereby agree that any action or proceeding under this Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address last known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the venue of any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     18. The Guarantor hereby represents and warrants to the Lender as follows:

          (a)  Financial  Statements.  Any financial  statements  and data which
               have  heretofore  been  given to the Lender  with  respect to the
               Guarantor fairly and accurately represent the financial
condition
               of the  Guarantor  as of the date  hereof,  and,  since  the date
               thereof,  there  has  been  no  material  adverse  change
in the
               financial  condition  of  the  Guarantor.   The  Guarantor
shall
               promptly deliver to the Lender, or the Company in time for the
               Company to deliver the same to the Lender, all financial
               statements of the Guarantor required by the Agreement.

          (b) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the
               Lender may rely on the address stated as being accurate.

          (c) No Default. The Guarantor in not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

          (d) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the
               Guarantor's knowledge contemplated by or against the Guarantor.

          (e)  Relationship  to the  Company.  The  value  of the
consideration
               received and to be received by the Guarantor is reasonably worth
               at least as much as the liability and obligation of the
Guarantor
               incurred or arising  under this  Guaranty.  The Guarantor
has had
               full and complete  access to the  Agreement  and the Note
and all
               other  loan  documents   relating  to  the  Obligations  and
the
               Guaranteed  Debt,  has  reviewed  them and is fully  aware of the
               meaning  and effect of their  contents.  The  Guarantor  is fully
               informed  of all  circumstances  which  bear  upon  the
risks of
               executing  this  Guaranty  and  which a  diligent  inquiry would
               reveal.  The  Guarantor  has  adequate  means to obtain
from the
               Company  on  a  continuing  basis   information   concerning
the
               Company's financial condition, and is not depending on the Lender to provide such information,  now or in the future. The
Guarantor
               agrees that the Lender shall not have any obligation to advise or notify the Guarantor or to provide the Guarantor with any data or information. The execution and delivery of this Guaranty is not a condition precedent (and the Lender has not in any way implied that the execution of this Guaranty is a condition precedent) to the Lender's making, extending or modifying any loan to the
               Guarantor or to any other financial accommodation to or for the
               Guarantor.

          (f) Litigation. There is not now pending against or affecting the
               Guarantor, nor to the knowledge of the Guarantor is there
               threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely
               determined, would materially impair or affect the financial condition of the Guarantor.

          (g)  Taxes.  The Guarantor has filed all federal,  state,
provincial,
               county,  municipal and other income tax returns  required to have
               been  filed by the  Guarantor  and has paid all  taxes  that have
               become  due   pursuant  to  such   returns  or  pursuant  to
any
               assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     19. The promises and agreements herein and in any other guaranties of the
Agreement and the Note shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons guaranteeing the
Agreement and the Note herein or in a separate guaranty, and neither the death nor the release of any person or party to this Guaranty or any other guaranties of the Agreement and the Note shall affect or release the joint and several liability of any other person or party to this Guaranty or any other guaranties of the Agreement and the Note.

     20. THE GUARANTOR AND THE LENDER HEREBY (i) COVENANT AND AGREE NOT TO
ELECT
A TRIAL BY JURY OF ANY  ISSUE  TRIABLE  OF RIGHT BY A JURY,  AND (ii)
WAIVE ANY
RIGHT TO TRIAL BY JURY  FULLY TO THE  EXTENT  THAT ANY SUCH  RIGHT  SHALL
NOW OR
HEREAFTER  EXIST.  THIS  WAIVER OF RIGHT TO TRIAL BY JURY IS  SEPARATELY
GIVEN,
KNOWINGLY AND VOLUNTARILY,  BY THE GUARANTOR AND, PURSUANT TO THE
AGREEMENT,  BY
THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS  INDIVIDUALLY EACH
INSTANCE
AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE
ACCRUE. THE
LENDER IS HEREBY  AUTHORIZED  AND  REQUESTED  TO SUBMIT THIS WAIVER TO ANY
COURT
HAVING  JURISDICTION  OVER THE SUBJECT MATTER AND THE PARTIES  HERETO,  SO
AS TO
SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY
TRIAL.
FURTHER,  THE GUARANTOR HEREBY CERTIFIES THAT NO  REPRESENTATIVE OR AGENT
OF THE
LENDER INCLUDING THE LENDER'S  COUNSEL HAS REPRESENTED,  EXPRESSLY OR
OTHERWISE,
TO ANY OF THE  UNDERSIGNED  THAT THE LENDER WILL NOT SEEK TO ENFORCE THIS
WAIVER
OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.



                                   ----------------------------------------
---
                                   JAMES A. UMPHRYES

                                   Address:
                                          ---------------------------------
---
                                   ----------------------------------------
---
                                   Telephone No.:
                                          ---------------------------------
---


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

     On November 29, 1995, before me, a Notary Public, personally appeared
JAMES
A. HUMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
---
                                   Notary Public
                                   My Commission Expires:
                                                       --------------------
---
(SEAL)

                                 PROMISSORY NOTE


$10,000,000                                                Date: March 23,
1995


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the holders) whose principal place of business is 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota
55437, or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Gestation Warehousing Credit and
Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual  gestation  warehouse facility in
the  above  amount  and  is the  Note  referred  to in  that  certain
Gestation
Warehousing   Credit  and  Security  Agreement  (Shipped  Mortgage  Loans)
(the
"Agreement")  dated the date hereof  between the Company and the Lender, as the
same may be amended or  supplemented  from time to time,  and is entitled to the
benefits  thereof.   Reference  is  hereby  made  to  the  Agreement
(which  is
incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses .

     The Company hereby waives demand, notice, protest and presentment .

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                             MONUMENT MORTGAGE, INC.,
                             a California corporation



                             By:
                              ---------------------------------------------
--
                                Paul R. Garrigues
                             Its:  Senior VP / Chief Financial Officer


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )

     On November 29, 1995, before me, a Notary Public  personally  appeared
Paul
R. Garrigues, the of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                        -----------------------------------
--
                                        Notary Public
                                        My Commission Expires:
                                                            ---------------
--
(SEAL)

                                 PROMISSORY NOTE


$10,000,000                                       Date: March 23 , 1995


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the holders) whose principal place of business is 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota
55437, or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Gestation Warehousing Credit and
Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual  gestation  warehouse facility in
the  above  amount  and  is the  Note  referred  to in  that  certain
Gestation
Warehousing   Credit  and  Security  Agreement  (Shipped  Mortgage  Loans)
(the
"Agreement")  dated the date hereof  between the Company and the Lender, as the
same may be amended or  supplemented  from time to time,  and is entitled to the
benefits  thereof.   Reference  is  hereby  made  to  the  Agreement
(which  is
incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment .

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                  MONUMENT MORTGAGE, INC.,
                                  a California corporation



                                  By:
                                   ----------------------------------------
---
                                   Paul R. Garrigues
                                   Its: Senior VP/Chief Financial Officer


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On November 29, 1995, before me, a Notary Public  personally  appeared
Paul
R. Garrigues, the of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
--
                                   Notary Public
                                   My Commission Expires:
                                                       --------------------
--

(SEAL)